HarborView Mortgage Loan Trust
Mortgage Loan Pass-Through Certificates, Series 2004-2

STATEMENT TO CERTIFICATEHOLDERS
Pursuant to Section 5.04 of the PSA dated as of April 1, 2004

Distribution Date:	December 20, 2004

DISTRIBUTION SUMMARY
	Beginning		Class Accrued	Deferred	NPPIS/	Realized Loss of	Class Unpaid	Ending
	Current Principal	Principal	Interest	Interest/	RAIS	Principal and/or	Interest	Current Principal
Class (1)	Amount	Distribution	Distributed	Neg-Am	Distribution	Writedown	Shortfall	Amount
1A-1	$131,063,647.79	$2,480,390.33	$261,035.10	$0.00	$0.00	$0.00	$0.00	$128,583,257.46
A-X	$471,697,456.89	$0.00	$544,980.76	$68,974.37	$0.00	$0.00	$0.00	$455,276,127.04
2A-1	$309,050,284.75	$14,005,849.89	$615,525.15	$0.00	$0.00	$0.00	$0.00	$295,044,434.86
B-1	$11,463,930.82	$1,484.17	$25,602.78	$0.00	$0.00	$0.00	$0.00	$11,462,446.65
B-2	$6,823,249.16	$883.37	$17,797.31	$0.00	$0.00	$0.00	$0.00	$6,822,365.79
B-3	$4,367,117.34	$565.39	$11,390.90	$0.00	$0.00	$0.00	$0.00	$4,366,551.95
B-4	$3,001,278.11	$388.56	$7,828.33	$0.00	$0.00	$0.00	$0.00	$3,000,889.55
B-5	$3,547,415.56	$459.26	$9,252.84	$0.00	$0.00	$0.00	$0.00	$3,546,956.30
B-6	$2,187,857.40	$283.11	$5,706.66	$0.00	$0.00	$0.00	$0.00	$2,187,574.29
A-R	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
TOTAL(2):	$471,697,457.07	$16,490,304.08	$1,499,119.83	$68,974.37	$0.00	$0.00	$0.00	$455,276,127.36

	Beginning		Class Accrued	Deferred	NPPIS/	Realized Loss of	Class Unpaid	Ending
A-X(3)	Current Principal	Principal	Interest	Interest/	RAIS	Principal and/or	Interest	Current Principal
Component	Amount	Distribution	Distributed	Neg-Am	Distribution	Writedown	Shortfall	Amount
PO-1	$86,175.87	$0.00	N/A	$22,235.10	N/A	$0.00	N/A	$108,410.97
PO-2	$106,500.27	$0.00	N/A	$46,739.27	N/A	$0.00	N/A	$153,239.54
(1) Class A-X is comprised of an IO Component and Group Related PO components, and the Balance reflected for this Certificate is a Notional Amount.
(2) Total includes PO Component amounts.
(3) Original Principal Amount of PO-1 and PO-2 is $0.00.
			AMOUNTS PER $1,000 UNIT
				Class Accrued	Deferred	Realized Loss of	Ending	Current Period
	Original	Cusip	Principal	Interest	Interest/	Principal and/or	Current Principal	Pass-Through
Class	Face Value (1)		Distribution	Distributed	Neg-Am	Writedown	Amount	Rate
1A-1	$150,000,000.00	41161PDK6	16.53593553	1.74023400	0.00000000	0.00000000	857.22171640	2.39000%
A-X	$550,777,437.00	41161PDM2	0.00000000	0.98947546	0.12523093	0.00000000	826.60635033	1.56190%
2A-1	$369,107,000.00	41161PDL4	37.94522968	1.66760628	0.00000000	0.00000000	799.34662540	2.39000%
B-1	$11,566,000.00	41161PDP5	0.12832181	2.21362442	0.00000000	0.00000000	991.04674477	2.68000%
B-2	$6,884,000.00	41161PDQ3	0.12832220	2.58531522	0.00000000	0.00000000	991.04674463	3.13000%
B-3	$4,406,000.00	41161PDR1	0.12832274	2.58531548	0.00000000	0.00000000	991.04674308	3.13000%
B-4	$3,028,000.00	41161PDS9	0.12832232	2.58531374	0.00000000	0.00000000	991.04674703	3.13000%
B-5	$3,579,000.00	41161PDT7	0.12832076	2.58531433	0.00000000	0.00000000	991.04674490	3.13000%
B-6	$2,207,337.00	41161PDU4	0.12825862	2.58531434	0.00000000	0.00000000	991.04680889	3.13000%
A-R	$100.00	41161PDN0	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	4.05823%

Please contact the Bondholder relations Department of U.S. Bank National Association at (800) 934-6802 with any questions regarding this statement or your distribution.
U.S. BANK NATIONAL ASSOCIATION

HarborView Mortgage Loan Trust
Mortgage Loan Pass-Through Certificates, Series 2004-2

STATEMENT TO CERTIFICATEHOLDERS
Pursuant to Section 5.04 of the PSA dated as of April 1, 2004

Distribution Date:	December 20, 2004

Principal Distributions and Mortgage Loan Balance:	Group 1	Group 2	Total
Beginning Balance	$140,250,119.60	$331,447,337.29	$471,697,456.89
Scheduled Principal	$20,111.13	$41,025.67	$61,136.80
Curtailments & Curtailment Adjustments	$59,629.01	$228,517.83	$288,146.84
Prepayments	$2,401,955.12	$13,739,065.46	$16,141,020.58
Net Liquidation Proceeds	$0.00	$0.00	$0.00
Repurchases (pursuant to Section 7.03)	$0.00	$0.00	$0.00
Total Principal Distribution	$2,481,695.26	$14,008,608.96	$16,490,304.22
Current Realized Losses	$0.00	$0.00	$0.00
Negative Amortization	$22,235.10	$46,739.27	$68,974.37
Ending Balance	$137,790,659.44	$317,485,467.60	$455,276,127.04

Scheduled Interest and reductions from:
Scheduled Interest	$521,822.33	$1,202,697.95	$1,724,520.28
Less Servicing Fee	$43,828.22	$103,577.48	$147,405.70
Less LPMI	$3,302.63	$4,420.72	$7,723.35
Less Deferred Interest	$22,235.10	$46,739.27	$68,974.37
Less Net Prepayment Interest Shortfall	$0.00	$0.00	$0.00
Less Relief Act Interest Shortfall	$0.00	$0.00	$0.00
Less Trustee Fee	$210.38	$497.17	$707.55
Less Custodial Fee	$175.31	$414.31	$589.62
Total Interest Distribution	$452,070.69	$1,047,049.00	$1,499,119.69

Available Funds:	$2,933,765.95	$15,055,657.96	$17,989,423.91

Mortgage Loan Characteristics:
Weighted Average Loan Rate	4.46479%	4.35435%	4.38719%
Weighted Average Net Loan Rate	4.05823%	3.96004%	3.98924%
Weighted Average Adjusted Cap Rate	3.86798%	3.79083%	3.81377%
Number of Loans	767	841	1,608
Weighted Average Remaining Term	349	350	350
Mortgage Loan Balance of One-Month LIBOR Loans	$60,798,170.13	$162,905,069.43	$223,703,239.56
Mortgage Loan Balance of COFI Loans	$25,481,149.43	$27,221,406.67	$52,702,556.10
Mortgage Loan Balance of MTA Loans	$51,511,339.88	$127,358,991.50	$178,870,331.38
Cumulative Realized Losses	$0.00	$0.00	$0.00
Cumulative Liquidation Proceeds	$0.00	$0.00	$0.00
Advances			$176,604.95
Unreimbursed Advances			$186,706.88

Undercollateralization Payments:
Principal Deficiency Amount	$0.00	$0.00	$0.00
Accrued Interest Amount	$0.00	$0.00	$0.00

HarborView Mortgage Loan Trust
Mortgage Loan Pass-Through Certificates, Series 2004-2

STATEMENT TO CERTIFICATEHOLDERS
Pursuant to Section 5.04 of the PSA dated as of April 1, 2004

Distribution Date:	December 20, 2004

Certificate Group principal percentages:	Group 1	Group 2
Senior Percentage	93.511381%	93.274783%
Senior Prepayment Percentage	100.000000%	100.000000%
Subordinate Percentage	6.488619%	6.725217%
Subordinate Prepayment Percentage	0.000000%	0.000000%

Loss Coverage Amounts:
Special Hazard Loss Coverage Amount				$4,953,021.18
Fraud Loss Coverage Amount				$16,523,323.00
Bankruptcy Loss Coverage Amount				$135,436.00

Delinquency Information for Mortgage Loans as of the end of the Prior Calendar Month:
	30-59 Days Delinquent		60-89 Days Delinquent		90 or more Days Delinquent
	Count	Scheduled Balance	Count	Scheduled Balance	Count	Scheduled Balance
Group 1	1	$203,948.39	1	$324,862.44	0	$0.00
Group 2	1	$195,748.94	0	$0.00	0	$0.00
Total	2	$399,697.33	1	$324,862.44	0	$0.00
*Note: The above statistics do not include loans in foreclosure or REO properties.

	Foreclosure		Bankruptcy		REO
	Count	Scheduled Balance	Count	Scheduled Balance	Count	Scheduled Balance	Book Value
Group 1	0	$0.00	0	$0.00	0	$0.00	$0.00
Group 2	0	$0.00	0	$0.00	0	$0.00	$0.00
Total	0	$0.00	0	$0.00	0	$0.00	$0.00

Basis Risk Shortfall:
	Priod Unpaid	Total	Basis Risk	End Unpaid
Class	Basis Risk	Basis Risk	Paid	Basis Risk
1A-1	$0.00	$0.00	$0.00	$0.00
2A-1	$0.00	$0.00	$0.00	$0.00

Class Certificate/Apportioned Principal Balance:
Class	Group 1	Group 2
1A-1	$128,583,257.46	N/A
A-X	$108,410.97	$153,239.54
2A-1	N/A	$295,044,434.86
B-1	$3,322,949.47	$8,139,497.18
B-2	$1,977,795.62	$4,844,570.17
B-3	$1,265,858.15	$3,100,693.80
B-4	$869,954.26	$2,130,935.29
B-5	$1,028,258.36	$2,518,697.94
B-6	$634,175.15	$1,553,399.14

Recoveries:	Group 1	Group 2	Total
Current Recoveries	$0.00	$0.00	$0.00
Cumulative Recoveries	$0.00	$0.00	$0.00